Exhibit 10.1

RESTRICTED STOCK UNIT GRANT AGREEMENT

This GRANT AGREEMENT (this “Agreement”), dated as of                     , 20         (the “Grant Date”), is between IASIS Healthcare Corporation ( “IASIS” or the “Company”) and the undersigned (the “Participant”).

WHEREAS, the Board of Directors of the Company (the “Board”) desires to grant to the Participant the number of RSUs on the terms and conditions set forth herein.

NOW, THEREFORE in consideration the promises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions.

(a) “Affiliate” shall mean the Company and any of its direct or indirect subsidiaries.

(b) “Change in Control” shall mean any transactions or series of related transactions pursuant to which any Person (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934) or “group” of Persons (as defined in Section 13(d) of the Exchange Act), (other than TPG Partners IV, LP and the other parties to the operating agreement of IASIS Investment LLC, a Delaware limited liability company or their respective affiliates), in the aggregate, directly or indirectly, acquires beneficially or of record, (i) equity of a Designated Person possessing the voting power to elect a majority of the Designated Person’s governing body (whether by merger, consolidation, reorganization, combination, sale or transfer of equity, stockholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of a Designated Person’s assets. Notwithstanding the foregoing, in no event will a Change in Control occur as a result of the initial public offering of the Company’s shares of common stock or any secondary offering to the public.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” shall mean the ordinary shares of the Company, par value US $0.01 per share.

(e) “Cause” shall mean, when used in connection with the termination of a Participant’s Employment, the termination of the Participant’s Employment by the Company or an Affiliate on account of (i) dishonesty in the performance of such Participant’s duties; (ii) the Participant’s willful misconduct in connection with such Participant’s duties or any act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates; (iii) a breach by a Participant of the Participant’s duty of loyalty to the Company and its Affiliates; (iv) the Participant’s unauthorized removal from the premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers of the Company or an Affiliate; or (v) the commission by the Participant of any felony or other serious crime involving moral turpitude. Any rights the Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the Participant or at law or in equity. If, subsequent to a Participant’s termination of Employment, it is discovered that such Participant’s Employment could have been terminated for Cause, the Participant’s Employment shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(f) “Designated Person” shall mean IASIS Investment LLC and the Company.

(g) “Employment” shall mean employment with the Company or any Affiliate and shall include the provision of services as a director or consultant for the Company or any Affiliate. “Employed” shall have correlative meanings.

(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” shall mean, as of any date, the value of shares of Common Stock, determined as follows: (a) if the shares of Common Stock are listed on one or more established stock exchanges or national market systems, including without limitation, The New York Stock Exchange and The Nasdaq Global Market, the closing sales price for such shares (or the closing bid, if no sales were reported) of Common Stock as quoted on the principal exchange or system on which the shares of Common Stock are listed (as determined by the Board) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; (b) if the shares of Common Stock are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the closing sales price for such shares as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the mean between the high bid and low asked prices for the shares of Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or (c) in the absence of an established market for the shares Common Stock of the type described in (a) and (b), above, as determined by the Board in good faith, consistent with the requirements of Section 409A of the Code, to the extent applicable.

(j) A “Public Market” for the Common Stock shall be deemed to exist for purposes of the Plan if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

Section 2. Grant of Units.

Effective as of the Grant Date, the Company shall grant to the Participant, subject to Section 3 hereof,                      RSUs, which shall represent the right to receive cash or shares of Common Stock, as determined by the Board in its sole discretion, upon settlement (the “Grant”).

Section 3. Vesting and Settlement.

(a) The Grant shall vest in full on the third anniversary of the Grant Date (a “Vesting Date”), subject to the Participant continuing to actively and without interruption remain Employed through the Vesting Date.

(b) Upon vesting, subject to this Section 3, the Participant shall have the right to receive a number of shares of Common Stock corresponding to the number shares of Common Stock underlying the Grant. As soon as reasonably practicable and in any event no later than the thirtieth (30th) day following the Vesting Date, the Company shall transfer to the Participant, in full and complete satisfaction of all of the obligations of the Company and the rights of the Participant in respect of such RSUs, a number of shares of Common Stock, registered in the Participant’s name, equal to the number of such RSUs that are settled on and as of such date (the “Settlement Date”). (Except as otherwise provided herein, on or prior to the Settlement Date, the Participant shall remit to the Company an amount in cash, by wire transfer of immediately available funds, certified check or such other method as the Company shall determine sufficient to satisfy any applicable employment taxes and any U.S. federal, state and local and non-U.S. withholding requirements. The Company may determine to satisfy any such employment tax and/or withholding obligations through net settlement, but is under no obligation to do so.)

(c) The Company may, in its sole discretion, in lieu of delivering shares of Common Stock in settlement of the Vested RSUs pursuant to Section 3(b), elect to pay cash for the shares of Common Stock that would otherwise have been delivered on the Settlement Date, less applicable employment taxes and withholding, at a price per share of Common Stock equal to the Fair Market Value as of the Settlement Date.

(d) Notwithstanding the forgoing, all RSUs will vest in full upon the consummation of a Change in Control (such date also a “Vesting Date”), subject to the Participant continuing to actively and without interruption remain Employed through the date such Change in Control is consummated.

Section 4. Termination of Services.

(a) Upon termination of the Participant’s Employment for any reason, all of the Participant’s unvested RSUs shall immediately be forfeited and cancelled for no consideration as of the Participant’s date of termination of Employment and without any further action taken by any party.

Section 5. Representations, Warranties and Acknowledgments of the Participant.

The Participant hereby represents and warrants to the Company that (i) the Participant has taken all action necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Participant hereunder and no further approval or authorization is required, (ii) this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes valid and legally binding obligations of the Participant, enforceable against the Participant in accordance with the terms of this Agreement, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and (iii) in the event that the RSUs are settled in shares of Common Stock, the Participant shall execute and become party to, and agree to be bound by, the Management Stockholders’ Agreement to the extent Participant has not previously done so and the Management Stockholders’ Agreement has not by its terms terminated or expired.

Section 6. Execution of Documentation.

The Participant hereby agrees to validly execute all proper documentation provided to the Participant by the Company or otherwise in connection with this Agreement (including this Agreement) in a timely manner (as determined by the Company).

Section 7. Certain Adjustments.

(a) Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall make such adjustments with respect to the number of shares of Common Stock subject to RSUs granted under this Agreement as the Board may, in its absolute discretion, consider appropriate to prevent the enlargement or dilution of rights.

(b) Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), the RSUs outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Common Stock subject to any such RSU would have received in such merger or consolidation (it being understood that if, in connection with such transaction, the stockholders of the Company retain their shares of Common Stock and are not entitled to any additional or other consideration, the RSUs shall not be affected by such transaction).

(c) Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to provide for the exchange of each RSU outstanding immediately prior to such event (whether or not then exercisable) for RSUs on some or all of the property for which the stock underlying such RSUs are exchanged and, incident thereto, make an equitable adjustment, as determined by the Board, to the number or kind of securities or amount of property subject to the RSUs and/or, if appropriate, cancel, effective immediately prior to such event, some or all of the outstanding RSUs (whether or not vested) and in full consideration of such cancellation pay to the Participant an amount in cash, with respect to each underlying share of Common Stock, equal to the value, as determined by the Board in its sole discretion, of securities and/or property (including cash) received by such holders of shares of Common Stock as a result of such event, as the Board may consider appropriate to prevent dilution or enlargement of rights; provided, however, that such cancellation and payment shall either be exempt from or comply with the requirements of Section 409A of the Code.

(d) Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to herein, the Board shall, in its absolute discretion, make such adjustments in the number and kind of share of Common Stock or other securities subject to RSUs outstanding on the date on which such change occurs as the Board considers appropriate to prevent dilution or enlargement of rights.

Section 8. Integration.

This Agreement, together with any other documents referred to herein or delivered pursuant hereto, which form a part hereof, contain the entire understanding of the parties with respect to its subject matter and there are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth in such documents. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

Section 9. Counterparts.

This Agreement may be executed by the parties in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. A facsimile of a signature or a signature delivered in portable document (“.pdf”) format via email will be deemed to be, and have the effect of, an original signature.

Section 10. Successors and Assigns.

(a) This Agreement is personal to the Participant and without the prior written consent of the Company shall not be assignable by the Participant. This Agreement shall inure to the benefit of and shall be enforceable by the Participant and the Participant’s legal representatives.

(b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c) Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

Section 11. Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the provisions thereof governing conflict of laws.

Section 12. Amendment and Waiver.

The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Participant and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall be construed as a waiver of such provisions or affect the validity, binding effect or enforceability of this Agreement or any provision hereof.

Section 13. Rights as Stockholders.

The Participant shall not have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to the RSUs granted pursuant to this Agreement until the date the Participant becomes the registered owner of such shares, if any. Except as otherwise expressly provided in Section 7 hereof, no adjustment to the RSUs shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

Section 14. Descriptive Headings.

The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Participant has or is deemed to have executed this Agreement, effective as of the date first written above.

IASIS Healthcare Corporation

By:
Name:
Title:

PARTICIPANT:

Name: